DEBT	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
DEBT

21.	DEBT

(in thousands of $)	2021	2020

Total debt, net of deferred finance charges	(2,409,801)	(2,350,782)
Less: Current portion of long-term debt and short-term debt	1,051,582	982,845
Long-term debt	(1,358,219)	(1,367,937)

The outstanding debt, gross of deferred finance charges, as of December 31, 2021 is repayable as follows:

Year ending December 31	Golar debt	VIE debt (1)	Total debt
(in thousands of $)
2022	(343,793)	(708,758)	(1,052,551)
2023	(28,147)	(173,085)	(201,232)
2024	(101,074)	(68,279)	(169,353)
2025	(367,646)	(146,819)	(514,465)
2026	(176,691)	(42,448)	(219,139)
2027 and thereafter	(249,583)	(35,602)	(285,185)
Total	(1,266,934)	(1,174,991)	(2,441,925)
Deferred finance charges	30,377	1,747	32,124
Total debt net of deferred finance charges	(1,236,557)	(1,173,244)	(2,409,801)
(1) These amounts relate to certain lessor entities (for which legal ownership resides with financial institutions) that we are required to consolidate under U.S. GAAP into our financial statements as variable interest entities (note 5).
At December 31, 2021 and 2020, our debt was as follows:

(in thousands of $)	2021	2020	Maturity date
Golar Arctic facility	(29,178)	(36,472)	2024
2017 Convertible bonds	(315,646)	(383,739)	2022
Norwegian bonds	(299,403)	—	2025
Golar Tundra facility	(158,000)	—	2026
Revolving Credit Facility	—	(100,000)
Gimi Facility	(410,000)	(300,000)	2030
$1,125 billion facility:
- Golar Frost facility	(54,707)	(65,649)	2024 (1)
Subtotal (excluding lessor VIE loans)	(1,266,934)	(885,860)
ICBCL VIE loans:
- Golar Glacier facility	(82,816)	(110,625)	Repayable on demand
- Golar Snow facility	(81,970)	(111,108)
- Golar Kelvin facility	(99,538)	(128,562)
- Golar Ice facility	(54,947)	(83,857)
CMBL VIE loan:
- Golar Tundra facility	—	(89,450)
CCBFL VIE loan:
- Golar Seal facility	(78,540)	(90,178)	2025
COSCO VIE loan:
- Golar Crystal facility	(75,094)	(83,596)	2027
CSSC VIE loan:
- Hilli facility	(597,280)	(691,488)	Repayable on demand/2026
AVIC VIE loan:
Golar Bear facility	(104,806)	(104,807)	2023
Total debt (gross)	(2,441,925)	(2,379,531)
Deferred finance charges	32,124	28,749
Total debt net of deferred finance charges	(2,409,801)	(2,350,782)

Golar Arctic facility

In October 2019, we entered into an agreement with the existing lenders to extend the maturity of our Golar Arctic facility. The extended facility matures 5 years from execution, is repayable in quarterly installments and has a final balloon of $9.1 million in October 2024. The margin had also increased from 2.25% to 2.75%.

2017 Convertible bonds

On February 17, 2017, we closed a $402.5 million aggregate principal amount of 2.75% convertible senior unsecured notes due 2022. The conversion rate for the bonds was initially equal to 26.5308 common shares per $1,000 principal amount of the bonds. This is equivalent to an initial conversion price of $37.69 per common share, or a 35% premium on the February 13, 2017 closing share price of $27.92. The conversion price is subject to adjustment for dividends paid. To mitigate the dilution risk of conversion to common equity, we also entered into capped call transactions costing approximately $31.2 million. The capped call transactions cover approximately 10,678,647 common shares, have an initial strike price of $37.69, and an initial cap price of $48.86. The cap price of $48.86, which is a proxy for the revised conversion price, represents a 75% premium on the February 13, 2017 closing share price of $27.92. Including the $31.2 million cost of the capped call, the all-in cost of the bond is approximately 4.3%. Bond proceeds, net of fees and the cost of the capped call, amounted to $360.2 million. On inception, we recognized a liability of $320.3 million and an equity portion of $39.9 million.
During 2019, the quarterly dividends of the following quarter results exceeded the dividend threshold and resulted in an adjustment to the initial conversion rate.

In $, except conversion rate
	Distribution declared per share	Conversion rate	Conversion price
First quarter, 2019	0.150	26.993	37.05

Norwegian Bonds

In October 2021, we closed our $300.0 million senior unsecured bonds in the Nordic bond market (“Norwegian Bonds”). The Norwegian Bonds will mature in October 2025 and bear interest at 7.00% per annum. The net proceeds from the Norwegian Bonds was used to partly refinance our $402.5 million million 2017 convertible bonds maturing in February 2022 (“Convertible Bonds”) and for general corporate purposes. Contemporaneous with the closing of the Norwegian Bonds, we redeemed $85.2 million of the Convertible Bonds and recognized loss on partial redemption of the Convertible Bonds of $0.8 million.

Golar Tundra Facility

In December 2021, we terminated the sale and leaseback arrangement in relation to the Golar Tundra with CMBL and concurrently the Golar Tundra debt facility of $78.2 million was extinguished. We subsequently entered into a secured loan facility for $182.0 million. The Golar Tundra facility bore interest at LIBOR plus a margin of 3% and is repayable over a term of five years. As of December 31, 2021, we had drawn $158.0 million of the available funds. Subsequent drawdown is dependent upon certain charter requirements. A commitment fee is chargeable on any undrawn portion of this facility.

Revolving Credit Facility (“RCF”)

In December 2020, we entered into a $100.0 million RCF which bore interest at LIBOR plus a margin of 5% and was secured by a pledge against our shares in Hygo. The facility has a term of 366 days with two 366-day extension options available at the lenders’ discretion. In April 2021, in connection with the closing of the Hygo Merger, certain amendments to the facility were executed. While most of the existing terms remain substantially unchanged, the key amendments include: (i) changes to the security, with the release of the Hygo shares and the replacement with a pledge against Golar’s holding in 18,627,451 NFE Shares, although, if certain requirements are met, the facility allows for the release of a portion of the NFE Shares based on a prescribed loan to value ratio; and (ii) a decrease to the interest rate to LIBOR plus a margin of 4.5%. In November 2021, we repaid our $100.0 million RCF, using the proceeds from the Norwegian Bonds. The NFE Shares held as security to the RCF were subsequently released.

Corporate RCF

In November 2021 we executed the Corporate RCF, which has a term of three years, a revolving facility with a limit of $200.0 million and bears interest at LIBOR plus a margin of 2.8%. The facility is secured against the 18,627,451 NFE Shares we own. We are permitted under the terms of the facility, to release a portion of the pledged NFE Shares in accordance with the prescribed loan to value ratio based on the then-current market value of such NFE Shares. As of December 31, 2021, we had not drawn down on this facility.

Gimi facility

In October 2019, we entered into a $700 million facility agreement with a group of lenders to finance the conversion and operations of the Gimi. The facility is available for drawdown during the Gimi conversion and amortizes from the commencement of commercial operations, with a final balloon payment of $350.0 million in 2030. The facility bears interest at LIBOR plus a margin of 4.0% during the conversion phase, reducing to LIBOR plus a margin of 3.0% post commencement of commercial operations. As of December 31, 2021, we had drawn $410.0 million of the available funds. Subsequent drawdowns are dependent upon reaching further conversion milestones relating to project spend. A commitment fee is chargeable on any undrawn portion of this facility.
$1.125 billion facility

In July 2013, we entered into a $1.125 billion facility which bears interest at LIBOR plus a margin of 2.10% for the K-Sure tranche of the facility and 2.75% for both the KEXIM and commercial tranche of the loan. The facility is divided into three tranches, with the following general terms:

Tranche	Proportion of facility	Term of loan from date of drawdown	Repayment terms
K-Sure	40%	12 years	Six-monthly installments
KEXIM	40%	12 years	Six-monthly installments
Commercial	20%	5 years	Six-monthly installments, unpaid balance to be refinanced after 5 years

The K-Sure tranche is funded by a consortium of lenders, of which 95% is guaranteed by a Korean Trade Insurance Corporation (or K-Sure) policy; the KEXIM tranche is funded by the Export Import Bank of Korea (or KEXIM). Repayments under the K-Sure and KEXIM tranches are due semi-annually with a 12-year repayment profile. The commercial tranche is funded by a syndicate of banks and is for a term of five years from date of drawdown with a final balloon payment depending on drawdown dates for each respective vessel. In the event the commercial tranche is not refinanced prior to the end of the five years, both K-Sure and KEXIM have an option to demand repayment of the balances outstanding under their respective tranches. In October 2018, the term of the commercial tranche, and consequently the option to K-Sure and KEXIM, was extended by 5 years to 2024. The facility is further divided into vessel-specific tranches dependent upon delivery and drawdown, with each borrower being the subsidiary owning the respective vessel.

In June 2020, we refinanced the proportion of the debt facility relating to Golar Bear ahead of its maturity and the cash collateral pledged against the Golar Bear facility of $6.0 million was released. Concurrently we entered into an agreement to bareboat charter the vessel with AVIC for $110.0 million (see Lessor VIE debt below for more information). As of December 31, 2021, the remaining balance of the facility of $54.7 million relates to the Golar Frost, with a cash collateral of $0.6 million (note 15).

Lessor VIE debt

The following loans relate to our lessor VIE entities, including ICBCL, CCBFL, COSCO, CSSC and AVIC that we consolidate as variable interest entities (“VIEs”). Although we have no control over the funding arrangements of these entities, we consider ourselves the primary beneficiary of these VIEs and we are therefore required to consolidate these loan facilities into our financial results. See note 5 for additional information.

Facility	Effective from	SPV	Loan counterparty	Loan facility at inception (in $ millions)	Loan facility at December 31, 2021(in $ millions)	Loan duration/maturity	Interest
Golar Glacier	October 2014	Hai Jiao 1401 Limited	ICBCIL Finance Co.(1)	(184.8)	(82.8)	Repayable on demand	2.11% - 2.65%
Golar Snow	January 2015	Hai Jiao 1402 Limited	ICBCIL Finance Co.(1)	(182.6)	(82.0)	Repayable on demand	2.11% - 2.65%
Golar Kelvin	January 2015	Hai Jiao 1405 Limited	ICBCIL Finance Co.(1)	(182.5)	(99.5)	Repayable on demand	2.11% - 2.65%
Golar Ice	February 2015	Hai Jiao 1406 Limited	ICBCIL Finance Co.(1)	(172.0)	(54.9)	Repayable on demand	2.11% - 2.65%
Golar Seal (2)	March 2016	Compass Shipping 1 Corporation Limited	CCBFL	(162.4)	(78.5)	2025	2.46% - 3.50%
Golar Crystal	March 2017	Oriental Fleet LNG 01 Limited	COSCO Shipping	(101.0)	(75.1)	10 years	LIBOR plus margin
Hilli (3)	June 2018	Fortune Lianjing Shipping S.A.	CSSC	(840.0)	(320.2)	8 years non-recourse	LIBOR plus margin
				(120.0)	(277.1)	Repayable on demand	Nil
Golar Bear	June 2020	Cool Bear Shipping Limited	AVIC	(110.0)	(104.8)	2023	3.00% - 4.00%
The vessels in the table above are secured as collateral against these long-term loans (note 29).

(1) ICBCIL Finance Co. is a related party of ICBCL.

(2) The Golar Seal facility includes a put option that if exercised requires us to repay the facility if an appropriate long-term charter of 4 years or more is not entered into by January 2021. In November 2020, we agreed and executed an extension with CCBFL to extend such put option by one year. In November 2021, we entered into another supplemental agreement with existing lender to extend further the put option maturity from January 2025. Since then, we presented the maturity of the loan facility to January 2025 even though the maturity of the sale and leaseback arrangement is in March 2026 given the maturity date of the call option is the earlier of the two.

(3) In July 2019, the SPV, Fortune Lianjiang Shipping S.A., repaid $150.0 million to the interest-bearing facility and subsequently drew down $150.0 million from the internal loan with CSSC. In March, 2020, the SPV, Fortune Lianjiang Shipping S.A., repaid $215.2 million to the interest-bearing facility and subsequently drew down $223.0 million from the internal loan with CSSC.

Debt restrictions

Certain of our debts are collateralized by vessel liens and, in the case of some debt, pledges of shares by each guarantor subsidiary. The existing financing agreements impose certain operating and financing restrictions which may significantly limit or prohibit, among other things, our ability to incur additional indebtedness, create liens, sell capital shares of subsidiaries, make certain investments, engage in mergers and acquisitions, purchase and sell vessels, enter into time or consecutive voyage charters or distribute dividends in relation to the term loan facility. In addition, lenders may accelerate the maturity of indebtedness under financing agreements and foreclose upon the collateral securing the indebtedness upon the occurrence of certain events of default, including a failure to comply with any of the covenants contained in our debt agreements. Many of our debt agreements contain certain covenants, which require compliance with certain financial ratios. Such ratios include current assets: liabilities and minimum net worth and minimum free cash restrictions. With regards to cash restrictions, we have covenanted to retain at least $50.0 million of cash and cash equivalents on a consolidated group basis. In addition, as of December 31, 2021 there are cross default provisions in certain of our and Hygo's loan and lease agreements. In addition to lien security, some of our debt is also collateralized through pledges of equity shares by our guarantor subsidiaries.

As of December 31, 2021, we were in compliance with all our covenants under our various loan agreements.